UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             Form 8-K


                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2007



                            VPGI CORP.
        ----------------------------------------------------
       (Exact name of registrant as specified in its charter)


            Texas                000-13225         75-1975147
  ---------------------------    ----------       -------------
 (State or other jurisdiction   (Commission      (IRS. Employer
       of incorporation)        File Number)   Identification No.)


          700 Gemini Street, Suite 100
               Houston, Texas                      77056
     --------------------------------------      --------
    (Address of principal executive offices)    (Zip Code)

                          (281) 488-3883
        --------------------------------------------------
       (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant

  (a)  Previous independent registered public accounting firm.

  On October 25, 2007, VPGI, Corp. ("Registrant) notified its independent registered public accounting firm, CF & Co., L.L.P. ("CF"), of its intention to engage Malone and Bailey, PC ("Malone and Bailey") as its new independent registered public accounting firm, at which time Registrant dismissed CF.

  CF's reports on Registrant's financial statements for the past two years have not contained an adverse opinion or disclaimer or opinion, and were not modified as to audit scope or accounting principles.

  The decision to change Registrant's independent registered public accounting firm was approved by Registrant's Board of Directors.

  There were no disagreements between Registrant and CF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to CF's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

  Registrant has provided CF with the foregoing disclosures and has requested that it furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the statements made by Registrant herein. A copy of the response from CF to the foregoing disclosures is attached hereto as Exhibit 16,1 and incorporated in this Item 4.01(a) by reference.

  (b)  New independent registered public accounting firm.

  On October 25, 2007, Registrant engaged Malone and Bailey as its new independent registered public accounting firm. Prior to the time Registrant engaged Malone and Bailey, Registrant did not consult Malone and Bailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(ii) of Regulation S-B.

  (c) Exhibits

  16.1 Letter from CF & Co., LLP dated October 26, 2007, pursuant to Item 304(a)(3) of Regulation S-K, regarding change in certifying accountant.


                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VPGI, CORP.


Date:  October  26, 2007       By: /s/ JOSEPH R. ROZELLE
                                   ------------------------------
                               Name: Joseph R. Rozelle
                               Title: Chief Executive Officer and
                                      Chief Financial Officer

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